UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 26, 2019

Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-38530 (Commission File Number)	82-4005693 (IRS Employer Identification No.)

902 Carnegie Center Blvd., Suite 520 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant’s telephone number, including area code: (609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Essential Properties Realty Trust, Inc., a Maryland corporation (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on April 26, 2019. At the Annual Meeting, the Company’s stockholders voted on the election of seven nominated directors to serve for the ensuing year and a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

As of March 11, 2019, the record date for the Annual Meeting, there were 43,795,460 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. At the Annual Meeting, all of the seven directors were elected and the proposal to ratify the appointment of Ernst & Young LLP was approved. Set forth below are the final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

1.

At the Annual Meeting, the Company’s stockholders elected, by the vote indicated below, the following seven persons as directors of the Company, each to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Paul T. Bossidy	36,069,995	476,316	0	2,355,619
Peter M. Mavoides	35,778,066	768,245	0	2,355,619
Todd J. Gilbert	35,001,558	1,544,753	0	2,355,619
Anthony D. Minella	35,001,258	1,545,053	0	2,355,619
Stephen D. Sautel	35,834,066	712,245	0	2,355,619
Joyce DeLucca	35,938,173	608,138	0	2,355,619
Scott A. Estes	36,069,995	476,316	0	2,355,619

2.

At the Annual Meeting, the Company’s stockholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,873,199	22,797	5,934	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENTIAL PROPERTIES REALTY TRUST, INC.

Date: May 1, 2019	By:	/s/ Hillary P. Hai
Hillary P. Hai
Chief Financial Officer